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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     As independent auditors, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K into the Company's previously filed Registration Statement (File No. 333-55681) on Form S-8.

Hackensack, New Jersey
June 5, 1998

                                         Ernst & Young LLP